UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2006

TRITON NETWORK SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30251	59-3434350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6905 Whisperfield Dr. Plano, Texas Attention: Kenneth Vines	75024
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (214)755-4490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Triton Network Systems, Inc. announced that it has submitted an offer of settlement to the U.S. Securities and Exchange Commission, which it expects the SEC to accept, pursuant to which the registration of Triton’s shares registered under Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) will be revoked. This action will relieve Triton of any future obligation to file periodic reports under the Exchange Act. Attached hereto as Exhibit 99.1 is the press release issued by Triton regarding the forgoing matters. It is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated August 15, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRITON NETWORK SYSTEMS, INC.

Date: August 15, 2006	By:	/s/ Kenneth R. Vines
Kenneth R. Vines
Chairman of the Board and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated August 15, 2006.